UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2014

RAPTOR PHARMACEUTICAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-25571	86-0883978
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

7 Hamilton Landing, Suite 100

Novato, California 94949

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (415) 408-6200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

As previously disclosed, on July 1, 2014, Raptor Pharmaceutical Corp. (the “Company”) entered into an amended and restated loan agreement (the “Amended and Restated Loan Agreement”) with HealthCare Royalty Partners II, L.P., as lender (the “Lender”), which revises the terms of the loan agreement, dated as of December 20, 2012, between the Company and the Lender.

A copy of the Amended and Restated Loan Agreement is filed herewith as Exhibit 10.1. Certain information has been omitted from the Amended and Restated Loan Agreement pursuant to a request for confidential treatment filed with the Securities and Exchange Commission.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Exhibit Description

10.1*	Amended and Restated Loan Agreement, dated as of July 1, 2014, by and among Healthcare Royalty Partners II, L.P., Raptor Pharmaceutical Corp. and the Guarantors party thereto.

*	Certain information omitted pursuant to a request for confidential treatment filed with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 21, 2014	RAPTOR PHARMACEUTICAL CORP.

	By:	/s/ Georgia Erbez
	Name:	Georgia Erbez
	Title:	Chief Financial Officer, Secretary and Treasurer

Exhibit Index

Exhibit No.	Exhibit Description

10.1*	Amended and Restated Loan Agreement, dated as of July 1, 2014, by and among Healthcare Royalty Partners II, L.P., Raptor Pharmaceutical Corp. and the Guarantors party thereto.

*	Certain information omitted pursuant to a request for confidential treatment filed with the SEC.